As filed with the Securities and Exchange Commission on May 23, 2005
                                             Registration No. 333-105179

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               _______________

                               POST-EFFECTIVE
                               AMENDMENT NO. 1
                                     TO
                                  FORM S-8
                           Registration Statement
                                    Under
                         The Securities Act of 1933
                                _______________

                           NEWELL RUBBERMAID INC.
           (Exact name of registrant as specified in its charter)

              DELAWARE                                   36-3514169
    (State or other jurisdiction                      (I.R.S. employer
        of incorporation or                         identification no.)
           organization)
                            10B Glenlake Parkway
                                  Suite 600
                           Atlanta, Georgia 30328
        (Address of principal executive offices, including zip code)

                         RUBBERMAID RETIREMENT PLAN
                    FOR COLLECTIVELY BARGAINED ASSOCIATES
                          (Full title of the plan)

                             Dale L. Matschullat
            Vice President--General Counsel & Corporate Secretary
                            10B Glenlake Parkway
                                  Suite 600
                           Atlanta, Georgia 30328
                   (Name and address of agent for service)

                               (770) 407-3830
        (Telephone number, including area code, of agent for service)

                               With a copy to:

                             Lauralyn G. Bengel
                              Schiff Hardin LLP
                              6600 Sears Tower
                           Chicago, Illinois 60606
                               (312) 258-5500
                               _______________





                              EXPLANATORY NOTE

   Pursuant to Item 512(a)(3) of Regulation S-K, this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (File No. 333-105179) filed on May 12, 2003 is filed in order to deregister securities remaining under such Registration Statement.

   On May 12, 2003, the Registrant filed Registration Statement on Form S-8 (File No. 333-105179) to register 3,500,000 shares of Common Stock issuable under the Rubbermaid Retirement Plan for Collectively Bargained Associates (the "Rubbermaid Plan") and an indeterminate number of participation interests in the Rubbermaid Plan. The Rubbermaid Plan was subsequently merged into the Newell Rubbermaid Inc. 401(k) Savings Plan (the "Newell Plan"). As of the merger date, 3,357,823 shares of Common Stock remained available for issuance under the Rubbermaid Plan. This Post-Effective Amendment No. 1 is being filed to deregister the shares and associated participation interests from issuance under the Rubbermaid Plan and to transfer such shares and interests to the Newell Plan for issuance thereunder. The Registrant is concurrently filing a Registration Statement on Form S-8 to reflect the transfer of these shares and interests and the carry over of the related filing fee.































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                                 SIGNATURES

        THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing this Post-Effective Amendment No. 1 to Form S-8 Registration Statement and has duly caused this Post-Effective Amendment No. 1 to Form S-8 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 12th day of May, 2005.

                                      NEWELL RUBBERMAID INC.
                                      (Registrant)



                                      By:  /s/ J. Patrick Robinson
                                           -----------------------------
                                           J. Patrick Robinson
                                           Vice President - Chief
                                           Financial Officer



        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-8 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


               SIGNATURE                                        TITLE                                 DATE
               ---------                                        -----                                 ----

   /s/ Joseph Galli, Jr.*                          Chief Executive Officer (Principal
   -------------------------------                 Executive Officer) and Director
   Joseph Galli, Jr.


   /s/ J. Patrick Robinson                         Vice President - Chief Financial                May 12, 2005
   -------------------------------                 Officer (Principal Financial Officer)
   J. Patrick Robinson


   /s/ Ronald L. Hardnock                          Vice President - Corporate Controller           May 12, 2005
   -------------------------------                 (Principal Accounting Officer)
   Ronald L. Hardnock


   /s/ Thomas E. Clarke*                                          Director
   -------------------------------
   Thomas E. Clarke


   /s/ Scott S. Cowen*                                            Director
   -------------------------------
   Scott S. Cowen



                                                                3







                     SIGNATURE                                      TITLE                              DATE
                     ---------                                      -----                              ----


   /s/ Michael T. Cowhig                                          Director                         May 12, 2005
   -------------------------------
   Michael T. Cowhig


   /s/ Mark D. Ketchum                                            Director                         May 12, 2005
   -------------------------------
   Mark D. Ketchum


   /s/ William D. Marohn*                            Chairman of the Board and Director
   -------------------------------
   William D. Marohn


   /s/ Elizabeth Cuthbert Millett*                                Director
   -------------------------------
   Elizabeth Cuthbert Millett


   /s/ Cynthia A. Montgomery*                                     Director
   -------------------------------
   Cynthia A. Montgomery


   /s/ Allan P. Newell*                                           Director
   -------------------------------
   Allan P. Newell


   /s/ Gordon R. Sullivan*                                        Director
   -------------------------------
   Gordon R. Sullivan


   /s/ Raymond G. Viault*                                         Director
   -------------------------------
   Raymond G. Viault



   *By:  /s/ Dale L. Matschullat                                                                   May 12, 2005
         -------------------------
         Dale L. Matschullat
         Attorney-In-Fact and
         Agent for Service










                                                                4







        THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Plan Administrator has duly caused this Post-Effective Amendment No. 1 to Form S-8 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on May 12, 2005.

                                         NEWELL RUBBERMAID INC.
                                             401(k) SAVINGS PLAN



                                         By:  /s/ Thomas J. Nohl*
                                              ---------------------------
                                              Thomas J. Nohl
                                              Benefit Plans Committee


   *By:  /s/ Dale L. Matschullat
         --------------------------
          Dale L. Matschullat
          Attorney-In-Fact and
          Agent for Service


































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